SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ________________

                                   FORM 8-K


                                Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): March 2, 2005

                                 ZANETT, INC.
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             (Exact Name of Registrant as Specified in its Charter)




           Delaware               0-27068               56-43895
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        (State or Other         (Commission            (IRS Employer
        Jurisdiction of         File Number)         Identification No.)
         Incorporation)


             157 East 57th Street, 15th Floor, New York, NY  10022
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            (Address of principal executive offices)      (Zip Code)


     Registrant's telephone number, including area code: (212) 980-4600

                                                       -------------------

                               Not Applicable
____________________________________________________________________________
        (Former Name or Former Address, if Changed Since Last Report)

Item 2.01.  Completion of Acquisition or Disposition of Assets

On March 2, 2005, Zanett Inc. (the Company) announced the acquisition of Whitbread Technology Partners, a Boston, Massachusetts based Oracle consulting firm. Whitbread is one of the strongest Oracle Partners in the New England region, and plans to use Whitbread to expand its national Oracle practice.

On March 2, 2005 the Company issued a press release concerning this acquisition. It is attached as Exhibit 99.1.

                                 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          ZANETT, INC.


                                      By:________________________________
                                         Name:  Jack M. Rapport
                                         Title: Chief Financial Officer


Date:  March 3, 2005